EXHIBIT 10.2
                            COMPX INTERNATIONAL INC.

                         1997 LONG-TERM INCENTIVE PLAN
     SECTION 1. PURPOSE. The purpose of this Plan is to advance the interests of CompX and its stockholders by providing incentives to certain Eligible Persons who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

     SECTION 2. DEFINITIONS. The following terms shall have the meaning indicated:

          (A)  "ACTUAL VALUE" has the meaning set forth in SECTION 9.

          (B) "ASSOCIATED AWARD" shall mean an Award granted concurrently or subsequently in conjunction with another Award.

          (C) "AWARD" shall mean an award of rights to an Eligible Person under this Plan.

          (D)  "AWARD PERIOD" has the meaning set forth in SUBSECTION 9(B).

          (E)  "BENEFICIARY" has the meaning set forth in SECTION 16.

          (F)  "BOARD" shall mean the board of directors of CompX.

          (G) "CLASS A COMMON SHARES" shall mean shares of class A common stock, par value $.01 per share, of CompX and stock of any other class into which such shares may thereafter be changed.

          (H) "CODE" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

          (I) "COMMITTEE" shall mean a committee of the Board, if any, designated by the Board to administer this Plan that is comprised of not fewer than two directors. The membership of the Committee or any successor committee (i) shall consist of "nonemployee directors" (as defined in Rule 16b-3) and meet any other applicable requirements so as to comply at all times with the applicable requirements of Rule 16b-3, (ii) shall consist of "outside directors" (as defined in Treasury Regulation Section1.162-27(e)(3)(i) or any successor regulation) and meet any other applicable requirements so as to comply at all times with the applicable requirements of Section 162(m) (if the Board decides at some latter date that compliance with Section 162(m) is warranted) and (iii) shall meet any applicable requirements of any stock exchange or other market quotation system on which Class A Common Shares are listed. References to the Committee hereunder shall include the Board or the Designated Administrator where appropriate.

          (J)  "COMPANY" shall mean CompX and any parent or subsidiary of CompX.

          (K) "COMPX" shall mean CompX International Inc., a Delaware corporation.

          (L)  "DESIGNATED ADMINISTRATOR" has the meaning set forth in SECTION
     3.

          (M) "EFFECTIVE DATE" shall mean the date the Board adopts this Plan (which adoption date may be a date subsequent to the date of the actual action taken by the Board if the Board action sets forth such subsequent adoption date).

          (N) "ELIGIBLE PERSON(S)" shall mean those persons who are key employees of the Company or other key individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company.
          (O) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

          (P) "FAIR MARKET VALUE" shall mean such value rounded up to the nearest cent as determined by the BOARD in accordance with applicable law.

          (Q) "INCENTIVE STOCK OPTION" shall mean a Stock Option that is an incentive stock option as defined in Section 422 of the Code. Incentive Stock Options are subject, in part, to the terms, conditions and restrictions described in SECTION 6.

          (R)  "MAXIMUM VALUE" has the meaning set forth in SUBSECTION 9(A).

          (S) "NONQUALIFIED STOCK OPTION" shall mean a Stock Option that is not an incentive stock option as defined in Section 422 of the Code. Nonqualified Stock Options are subject, in part, to the terms, conditions and restrictions described in SECTION 6.

          (T) "OTHER COMPX SECURITIES" shall mean CompX securities (which may include, but need not be limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Class A Common Shares or other property) other than Class A Common Shares.

          (U) "PARTICIPANT" shall mean an Eligible Person to whom an Award has been granted under this Plan.

          (V) "PERFORMANCE GRANT" shall mean an Award subject, in part, to the terms, conditions and restrictions described in SECTION 9, pursuant to which the recipient may become entitled to receive cash, Class A Common Shares, Other CompX Securities or property, or other forms of payment, or any combination thereof, as determined by the Board.

          (W) "PLAN" shall mean this CompX International Inc. 1997 Long-Term Incentive Plan.

          (X) "PURCHASED OPTION" shall mean a Stock Option that is sold to an Eligible Person at a price determined by the BOARD. Purchase Options are subject, in part, to the terms, conditions and restrictions described in
     SECTION 6.

          (Y)  "RESTRICTED PERIOD" has the meaning set forth in SUBSECTION 8(B).

          (Z) "RESTRICTED STOCK" shall mean an Award of Class A Common Shares that are issued subject, in part, to the terms, conditions and restrictions described in SECTION 8.

          (AA) "RULE 16B-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

          (BB) "SECTION 162(M)" shall mean Section162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

          (CC) "STOCK APPRECIATION RIGHT" shall mean an Award of a right to receive (without payment to CompX) cash, Class A Common Shares, Other CompX Securities or property, or other forms of payment, or any combination thereof, as determined by the Board, based on the increase in the value of the number of Class A Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in SECTION 7.

          (DD) "STOCK OPTION" shall mean an Award of a right to purchase Class A Common Shares. The term Stock Option shall include Nonqualified Stock Options, Incentive Stock Options and Purchased Options.

          (EE) "TEN PERCENT EMPLOYEE" shall mean an employee of the Company who owns stock representing more than ten percent of the voting power of all classes of stock of CompX or any parent or subsidiary of CompX.

          (FF) "TREASURY REGULATION" shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

     SECTION 3. ADMINISTRATION. Unless the Board shall designate the Committee or a Designated Administrator to administer this Plan, this Plan shall be administered by the Board. If at any time Rule 16b-3 so permits without adversely affecting the ability of Awards to executive officers of CompX to comply with the conditions for Rule 16b-3, the Board may delegate the administration of this Plan and any of its power and authority in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion (a "DESIGNATED ADMINISTRATOR").

     The Board has all the powers vested in it by the terms of this Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size and terms of the Award to be made to each Eligible Person selected, to modify the terms of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements embodying Awards made under this Plan. The Board is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Board deems necessary or desirable to carry it into effect. Any decision of the Board in the interpretation and administration of this Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Board with respect to Awards made or to be made to Participants.

     No member of the Board and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Board or by any officer of the Company in connection with the performance of duties under this Plan, except for his own willful misconduct or as expressly provided by statute. In addition to all other rights of indemnification and reimbursement to which a member of the Board and an officer of the Company may be entitled, the Company shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys' fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him in connection with such proceeding or suit, except for his own willful misconduct or as expressly provided otherwise by statute. Expenses (including reasonable attorneys' fees) incurred by a such a member or officer in defending any such proceeding or suit shall be paid by the Company in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section.

     SECTION 4. PARTICIPATION. Consistent with the purposes of this Plan, the Board shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Board in its discretion.

     SECTION  5.  AWARDS UNDER THIS PLAN.

          (A) Types of Awards. Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Grants and (v) any other type of Award deemed by the Board in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States).

          (B) Maximum Number of Shares that May be Issued. There may be issued under this Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights or in payment of or pursuant to the exercise of such other Awards as the Board, in its discretion, may determine) an aggregate of not more than 1,500,000 Class A Common Shares, subject to adjustment as provided in
     SECTION 15. No Eligible Person may receive Awards under this Plan for more than 500,000 Class A Common Shares in any one fiscal year of CompX, subject to adjustment as provided in SECTION 15. Class A Common Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Class A Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights or, if any Award is canceled, terminates or expires unexercised, any Class A Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

          (C) Rights with Respect to Class A Common Shares and Other Securities. Except as provided in SUBSECTION 8(C) with respect to Awards of Restricted Stock and unless otherwise determined by the Board in its discretion, a Participant to whom an Award is made (and any person succeeding to such a Participant's rights pursuant to this Plan) shall have no rights as a stockholder with respect to any Class A Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Class A Common Shares or other instrument of ownership, if any. Except as provided in SECTION 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued. In all events, a Participant with whom an Award agreement is made to issue Class A Common Shares in the future, shall have no rights as a stockholder with respect to Class A Common Shares related to such agreement until issuance to him of a stock certificate representing such shares.

     SECTION 6. STOCK OPTIONS. The Board may sell Purchased Options or grant other Stock Options either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to Eligible Persons who are employees of the Company and have an Associated Award only to the extent that such Associated Award does not disqualify the Incentive Stock Option's status as such under the Code. Each Stock Option granted or sold under this Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Stock Option or the Class A Common Shares issuable upon exercise thereof, as the Board, in its discretion, shall establish.

          (A) The exercise price of a Stock Option may be less than, equal to, or greater than, the Fair Market Value of the Class A Common Shares subject to such Stock Option at the time the Stock Option is granted, as determined by the Board; provided, however, that in the case of an Incentive Stock Option granted to an employee of the Company, the exercise price shall not be less than the Fair Market Value of the Class A Common Shares subject to such Stock Option at the time the Stock Option is granted, or if granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Stock Option is granted. In no event, however, will the exercise price per share of a Stock Option be less than the par value per share of a Common Share.

          (B) The Board shall determine the number of Class A Common Shares to be subject to each Stock Option. In the case of a Stock Option awarded in conjunction with an Associated Award, the number of Class A Common Shares subject to an outstanding Stock Option may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Board.

          (C) Any Stock Option may be exercised during its term only at such time or times and in such installments as the Board may establish.

          (D)  A Stock Option shall not be exercisable:

               (I) in the case of any Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Stock Option, after the expiration of ten years from the date it is granted; and
               (II) unless payment in full is made for the shares being acquired thereunder at the time of exercise as provided in SUBSECTION 6(I).

          (E) The Board shall determine in its discretion and specify in each agreement embodying a Stock Option the effect, if any, the termination of the Participant's employment with or performance of services for the Company shall have on the exercisability of the Stock Option; provided, however, that an Incentive Stock Option shall not be exercisable at a time that is beyond the time an Incentive Stock Option may be exercised in order to qualify as such under the Code.

          (F) In the case of an Incentive Stock Option, the amount of the aggregate Fair Market Value of Class A Common Shares (determined at the time of grant of the Stock Option) with respect to which incentive stock options are exercisable for the first time by an employee of the Company during any calendar year (under all such plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

          (G) It is the intent of CompX that Nonqualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

          (H) A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the holder of the Purchased Option, as the Board may determine in its sole discretion.

          (I) For purposes of payments made to exercise Stock Options, such payment shall be made in such form (including, but not limited to, cash, Class A Common Shares, the surrender of another outstanding Award under this Plan or any combination thereof) as the Board may determine in its discretion; provided, however, that for purposes of making such payment in Class A Common Shares, such shares shall be valued at their Fair Market Value on the day of exercise and shall have been held by the Participant for a period of at least six (6) months.

     SECTION 7. STOCK APPRECIATION RIGHTS. The Board may grant Stock Appreciation Rights either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this
SECTION 7 and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Class A Common Shares issuable upon exercise thereof, as the Board, in its discretion, shall establish.

          (A) The Board shall determine the number of Class A Common Shares to be subject to each Award of Stock Appreciation Rights. In the case of an Award of Stock Appreciation Rights awarded in conjunction with an Associated Award, the number of Class A Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Board.

          (B)  The Award of Stock Appreciation Rights shall not be exercisable:
               (I) unless the Associated Award, if any, is at the time exercisable;

               (II) if the Associated Award is a Stock Option and the Fair Market Value per share of the Class A Common Shares on the exercise date does not exceed the exercise price per share of such Stock Option; or

               (III) if the Associated Award is an Incentive Stock Option and the exercise of the Award of Stock Appreciation Rights would disqualify the Incentive Stock Option as such under the Code.

          (C) The Board shall determine in its discretion and specify in each agreement embodying an Award of Stock Appreciation Rights the effect, if any, the termination of the Participant's employment with or performance of services for the Company shall have on the exercisability of the Award of Stock Appreciation Rights.

          (D) An Award of Stock Appreciation Rights shall entitle the holder to exercise such Award or to surrender unexercised an Associated Award (or any portion of such Associated Award) to CompX and to receive from CompX in exchange thereof, without payment to CompX, that number of Class A Common Shares having an aggregate value equal to (or, in the discretion of the Board, less than) the excess of the Fair Market Value of one share, at the time of such exercise, over the exercise price, times the number of shares subject to the Award or the Associated Award, or portion thereof, that is so exercised or surrendered, as the case may be. The Board shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other CompX Securities or property, or other forms of payment or any combination thereof, as determined by the Board, equal to the aggregate value of the Class A Common Shares it would otherwise be obligated to deliver. Any such election by the Board shall be made as soon as practicable after the receipt by the Board of written notice of the exercise of the Stock Appreciation Right.

          (E) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Stock Option (or other Award), or such other date as specified by the Board, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in SUBSECTION 7(D) hereof.

     SECTION 8. RESTRICTED STOCK. The Board may grant Awards of Restricted Stock either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. Each Award of Restricted Stock under this Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Board, in its discretion, shall establish.

          (A) The Board shall determine the number of Class A Common Shares to be issued to a Participant pursuant to the Award of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

          (B) Until the expiration of such period as the Board shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Board in its discretion shall establish (the "RESTRICTED PERIOD"), a Participant to whom an Award of Restricted Stock is made shall be issued, but shall not be entitled to the delivery of, a stock certificate representing the Class A Common Shares subject to such Award.

          (C) Unless otherwise determined by the Board in its discretion, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Class A Common Shares awarded and prior to the expiration of the Restricted Period, ownership of such Class A Common Shares, including the right to vote such Class A Common Shares and to receive dividends or other distributions made or paid with respect to such Class A Common Shares (provided that such Class A Common Shares, and any new, additional or different shares, or Other CompX Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Class A Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of CompX, shall be subject to the restrictions hereinafter described as determined by the Board in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Plan.

          (D) The Board shall determine in its discretion and specify in each agreement embodying an Award of Restricted Stock the effect, if any, the termination of the Participant's employment with or performance of services for the Company during the Restricted Period shall have on such Award of Restricted Stock.

     SECTION 9. PERFORMANCE GRANTS. The Board may grant Awards of Performance Grants either alone, or in conjunction with Associated Awards, either at the time of grant or by amendment thereafter. The Award of a Performance Grant to a Participant will entitle him to receive a specified amount determined by the Board (the "ACTUAL VALUE"), if the terms and conditions specified in this Plan and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the applicable terms and conditions of this Section and this Plan, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Class A Common Shares, Other CompX Securities or property, or other forms of payment, or any combination thereof, issued with respect to the Performance Grant, as the Board, in its discretion, shall establish, and shall be embodied in an agreement in such form and substance as is determined by the Board.

          (A) The Board shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Associated Award. As determined by the Board, the maximum value of each Performance Grant (the "MAXIMUM VALUE") shall be: (i) an amount fixed by the Board at the time the Award is made or amended thereafter, (ii) an amount that varies from time to time based in whole or in part on the then current value of the Class A Common Shares, Other CompX Securities or property, or other securities or property, or any combination thereof or
     (iii) an amount that is determinable from criteria specified by the Board. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the Participant, as determined by the Board.

          (B) The award period ("AWARD PERIOD") related to any Performance Grant shall be a period determined by the Board. At the time each Award is made, the Board shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company or one or more of its divisions or units, or any combination of the foregoing, as the Board shall determine, and may be applied on an absolute basis or be relative to industry or other indices or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Board shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Board in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

          (C) The Board shall determine in its discretion and specify in each agreement embodying a Performance Grant the effect, if any, the termination of the Participant's employment with or performance of services for the Company during the Award Period shall have on such Performance Grant.

          (D) The Board shall determine whether the conditions of a Performance Grant have been met and, if so, shall ascertain the Actual Value of the Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has any Actual Value and:

               (I) was not awarded in conjunction with an Associated Award, the Board shall cause an amount equal to the Actual Value of the Performance Grant earned by the Participant to be paid to him or his permitted assignee or Beneficiary; or

               (II) was awarded in conjunction with an Associated Award, the Board shall determine, in accordance with criteria specified by the Board (A) to cancel the Performance Grant, in which event no amount with respect thereto shall be paid to the Participant or his permitted assignee or Beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grant to the Participant or his permitted assignee or Beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the Participant or his Beneficiary, the Actual Value of only a portion of the Performance Grants, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Board.

     Such determination by the Board shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Board shall determine, and shall be made pursuant to criteria specified by the Board.

          (E) Payment of any amount with respect to the Performance Grants that the Board determines to pay as provided above shall be made by CompX as promptly as practicable after the end of the Award Period or at such other time or times as the Board shall determine, and may be made in cash, Class A Common Shares, Other CompX Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Board in its discretion. Notwithstanding anything in this Section to the contrary, the Board may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

     SECTION 10. DEFERRAL OF COMPENSATION. The Board shall determine whether or not an Award shall be made in conjunction with the deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

          (A) forfeited to the Company or to other Participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company);

          (B) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

          (C) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     SECTION 11. DEFERRED PAYMENT OF AWARDS. The Board may specify that the payment of all or any portion of cash, Class A Common Shares, Other CompX Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Board shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Class A Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Board in its discretion.

     SECTION 12. TRANSFERABILITY OF AWARDS. Except as may be approved by the Board, a Participant's rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Incentive Stock Option granted pursuant to this Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

     SECTION 13. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THIS PLAN. The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Board in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder) if the Board could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall adversely affect in a material manner any right of a Participant under the Award without his written consent, unless the Board determines in its discretion that there have occurred or are about to occur significant changes in the Participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions that are determined by the Board in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any affiliate, division or department thereof, on this Plan or on any Award under this Plan. The Board may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.

     SECTION 14. TERMINATION OF A PARTICIPANT. For all purposes under this Plan, the Board shall determine whether a Participant has terminated employment with, or the performance of services for, the Company; provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.

     SECTION 15. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Class A Common Shares by reason of any stock split, dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by CompX of all or substantially all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Board shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Class A Common Shares available for Awards, such adjustment may be made by the Board and shall be final, conclusive and binding for all purposes of this Plan. Each adjustment made pursuant to this Section shall be made with a view toward preserving the value of the affected Award had prior to the event or transaction giving cause to such adjustment.

     In the event of the proposed dissolution or liquidation of CompX, all outstanding Awards shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of CompX or the merger of CompX with or into another corporation, all restrictions on any outstanding Awards shall lapse and Participants shall be entitled to the full benefit of all such Awards immediately prior to the closing date of such sale or merger, unless otherwise provided by the Board.

     SECTION 16. DESIGNATION OF BENEFICIARY BY PARTICIPANT. A Participant may name a beneficiary to receive any payment to which he may be entitled with respect to any Award under this Plan in the event of his death, on a written form to be provided by and filed with the Board, and in a manner determined by the Board in its discretion (a "BENEFICIARY"). The Board reserves the right to review and approve Beneficiary designations. A Participant may change his Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Board in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant's Beneficiary, such payment will be made to the legal representatives of the Participant's estate, and the term "BENEFICIARY" as used in this Plan shall be deemed to include such person or persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Board in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

     SECTION 17. FINANCIAL ASSISTANCE. If the Board determines that such action is advisable, the Company may assist any Participant in obtaining financing from the Company (or under any program of the Company approved pursuant to applicable law), or from a bank or other third party, on such terms as are determined by the Board, and in such amount as is required to accomplish the purposes of this Plan, including, but not limited to, to permit the exercise of an Award, the participation therein, and/or the payment of any taxes with respect thereto. Such assistance may take any form that the Board deems appropriate, including, but not limited to, a direct loan from the Company, a guarantee of the obligation by the Company or the maintenance by the Company of deposits with such bank or third party.

     SECTION  18.  MISCELLANEOUS PROVISIONS.

          (A)  Any proceeds from Awards shall constitute general funds of CompX.

          (B) No fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment shall be made as determined by the Board in its discretion.

          (C) No Eligible Person or other person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Board under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

          (D) No Participant or other person shall have any right with respect to this Plan, the Class A Common Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of this Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

          (E) No Class A Common Shares, Other CompX Securities or property, other securities or property or other forms of payment shall be issued hereunder with respect to any Award unless counsel for CompX shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any stock exchange or other market quotation system on which Class A Common Shares are listed.

          (F) It is the intent of CompX that this Plan comply in all respects with Rule 16b-3 with respect to Awards granted to executive officers of CompX, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void with respect to Awards granted to executive officers of CompX to the extent required to permit such Awards to comply with Rule 16b-3. It is also the intent of CompX that this Plan comply in all respects with the provisions of the Code providing favorable treatment to Incentive Stock Options, that any ambiguities or inconsistencies in construction of this Plan be interpreted to give effect to such intention and that if any provision of this Plan is found not to be in compliance with the Incentive Stock Option provisions of the Code, such provision shall be deemed null and void with respect to Incentive Stock Options granted to employees of the Company to the extent required to permit such Incentive Stock Options to receive favorable treatment under the Code.

          (G) The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of CompX to issue Class A Common Shares, Other CompX Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or person entitled to act) pay to CompX, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, CompX may refuse to issue Class A Common Shares, Other CompX Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Board may, in its discretion, permit an Eligible Person (or any Beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Board shall deem to be appropriate (including, but not limited to, by authorizing CompX to withhold, or agreeing to surrender to CompX on or about the date such tax liability is determinable, Class A Common Shares, Other CompX Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a Fair Market Value equal to the amount of such taxes).

          (H) The expenses of this Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant's Award.

          (I) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

          (J) By accepting any Award or other benefit under this Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee (if applicable) or the Designated Administrator (if applicable).

          (K) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder of any Class A Common Shares issued pursuant hereto as may be required by applicable law and any applicable rules of any stock exchange or other market quotation system on which Class A Common Shares are listed.

          (L) The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

          (M) Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Board to be incorrect.

          (N) If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

          (O) The terms of this Plan shall govern all Awards under this Plan and in no event shall the Board have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

          (P) For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

     SECTION 19. PLAN AMENDMENT OR SUSPENSION. This Plan may be amended or suspended in whole or in part at any time from time to time by the Board. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant's written consent, except as permitted under SECTION 13.

     SECTION 20. PLAN TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur:

          (A) upon the adoption of a resolution of the Board terminating this Plan; or

          (B) the tenth anniversary of the Effective Date; provided, however, that the Board may, prior to such date, extend the term of this Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of this Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Board may make amendments or modifications permitted under SECTION 13.

     SECTION 21. EFFECTIVE DATE. This Plan shall be effective, and Awards may be granted under this Plan, on or after the Effective Date; provided, however, if this Plan is not approved by at least a majority of the votes cast by the stockholders of CompX at a meeting of stockholders at which a quorum is present within one year after the Effective Date then, in such event, this Plan and all Awards granted pursuant to this Plan shall be null and void.


ADOPTED BY THE BOARD:              December 16, 1997
APPROVED BY THE STOCKHOLDERS:              December 16, 1997
EFFECTIVE DATE:                    December 16, 1997


     EXECUTED to evidence this CompX International Inc. 1997 Long-Term Incentive Plan adopted by the Board and the stockholder on December 16, 1997.


                                   CompX International Inc.



                                   By:  /s/ Steven L. Watson

                                        Steven L. Watson, Secretary